UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2022

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Items.

On June 6, 2022, Parker-Hannifin Corporation (“Parker” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, of the several underwriters listed in Schedule I thereto (the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters the Notes (as defined below). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

On June 6, 2022, the Company priced an offering of $1.4 billion in aggregate principal amount of senior notes due 2024 (the “2024 Notes”), $1.2 billion in aggregate principal amount of senior notes due 2027 (the “2027 Notes”) and $1.0 billion in aggregate principal amount of senior notes due 2029 (together with the 2024 Notes and the 2027 Notes, the “Notes”). The 2024 Notes, the 2027 Notes and the 2029 Notes will bear interest at a rate of 3.650%, 4.250% and 4.500% per annum, respectively. The Notes will be issued pursuant to an indenture dated as of May 3, 1996, between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association, as successor to National City Bank), as base trustee, as supplemented by a supplemental indenture related to each series of Notes, to be dated the issue date of the Notes (as so supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as series trustee (the “Trustee”). Interest on the Notes will be paid semi-annually in arrears on June 15 and December 15 of each year for the 2024 Notes, commencing December 15, 2022, and March 15 and September 15 of each year for the 2027 Notes and 2029 Notes, commencing March 15, 2023. The offering of the Notes is expected to close on or about June 15, 2022, subject to customary closing conditions.

Parker intends to use the net proceeds from the offering of the Notes, together with (i) borrowings under its senior, unsecured delayed-draw term loan facility, (ii) proceeds of issuances under its commercial paper program and (iii) cash on hand, to finance its proposed acquisition of Meggitt plc (“Meggitt”). If Parker does not consummate its proposed acquisition of Meggitt on or prior to April 3, 2023 or, if prior to such date, Parker notifies the Trustee in writing that the cooperation agreement between Parker and Meggitt is terminated, the Notes will be subject to a special mandatory redemption at a price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest on the Notes to, but not including, the special mandatory redemption date.

The offering of the Notes has been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3 (Registration No. 333-236292), which initially became effective on February 6, 2020. On June 6, 2022, Parker filed with the Commission, pursuant to Rule 424(b)(5) under the Act, a preliminary Prospectus Supplement, dated June 6, 2022, pertaining to the public offering and sale of the Notes. On June 8, 2022, Parker filed with the Commission, pursuant to Rule 424(b)(2) of the Act, a final Prospectus Supplement, dated June 6, 2022, pertaining to the public offering and sale of the Notes.

In connection with the offering of the Notes, this Current Report on Form 8-K and exhibits thereto are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 6, 2022, among Parker-Hannifin Corporation and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This report and other written and oral reports may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. The Company has based these forward-looking statements on its current expectations about future events. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this report and other written and oral reports will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the Company, including its individual segments, may differ materially from past performance or current expectations.

The risks and uncertainties in connection with such forward-looking statements related to the proposed acquisition of Meggitt include, but are not limited to, the occurrence of any event, change or other circumstances that could delay or prevent the closing of the proposed acquisition, including the failure to satisfy any of the conditions to the proposed acquisition; the possibility that in order for the parties to obtain regulatory approvals, conditions are imposed that prevent or otherwise adversely affect the anticipated benefits from the proposed acquisition or cause the parties to abandon the proposed acquisition; adverse effects on Parker’s common stock because of the failure to complete the proposed acquisition; Parker’s business experiencing disruptions due to acquisition-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed acquisition will not be realized or will not be realized within the expected time period, due to unsuccessful implementation strategies or otherwise; and significant transaction costs related to the proposed acquisition.

Among other factors which may affect future performance are:

•	the impact of the global outbreak of COVID-19 and governmental and other actions taken in response;

•	changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments;

•	disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix;

•

ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of LORD Corporation and Exotic Metals and the proposed acquisition of Meggitt, and the Company’s ability to effectively manage expanded operations from the acquisitions of LORD Corporation and Exotic Metals and the proposed acquisition of Meggitt;

•	the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures;

•

the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities;

•	ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases;

•	availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing;

•	ability to manage costs related to insurance and employee retirement and health care benefits;

•	legal and regulatory developments and changes;

•	additional liabilities relating to changes in tax rates or regulations in the United States and foreign jurisdictions or exposure to additional tax liabilities;

•	ability to enter into, own, renew, protect and maintain intellectual property and know-how;

•	leverage and future debt service obligations;

•	potential impairment of goodwill;

•	compliance costs associated with environmental laws and regulations;

•	potential supply chain and labor disruptions, including as a result of labor shortages;

•	threats associated with and efforts to combat terrorism and cyber-security risks;

•	uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals;

•	global competitive market conditions, including U.S. trade policies and resulting effects on sales and pricing;

•

global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates, credit availability and changes in consumer habits and preferences;

•	local and global political and economic conditions;

•	inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals;

•	government actions and natural phenomena such as floods, earthquakes, hurricanes and pandemics;

•	increased cybersecurity threats and sophisticated computer crime; and

•	success of business and operating initiatives;

These factors and the other risk factors described in this report and other written and oral reports are not necessarily all of the important factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of its forward-looking statements. Other unknown or unpredictable factors also could harm the Company’s results. Consequently, there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences or effects. Parker undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary

Date: June 8, 2022